SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549





                           FORM 8-K



                        CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         November 10 , 2000


                    Great Basin Water Company
      (Exact Name of Registrant as Specified in its Charter)


          Nevada               000-29989      86-0889096
(State or other jurisdiction  (Commission    (IRS Employer
of Incorporation)              File Number)   Identification No.)

2950 Flamingo Rd., Suite F, Las Vegas, NV             89121
(Address of Principal Executive Offices)           (Zip Code)

Registrant's telephone number, including area code:(702) 214 8440

                           Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)


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Item 1.  Changes in Control of Registrant.

     On November 10, 2000 a change in control of the Registrant occurred. Through a transaction between Round III Enterprises, a California Corporation and the Registrant, shares of the Registrant's Common Stock were issued to Round III Enterprises which were then distributed to the individual shareholders of Round III Enterprises. The transaction, described in more detail below in Item 5 hereof, resulted in the purchase by the Registrant of the assets of Round III Enterprises in exchange for the Registrant's Common Stock that was issued. Through this transaction, Andrew S. Austin, an Officer of the Registrant, acquired a controlling interest in the Registrant. The source of the consideration through which Mr. Austin acquired control was his ownership in Round III Enterprises, which sold specified assets to the Registrant for stock that was passed through to Mr. Austin by Round III Enterprises. The asset sale was consummated between Round III Enterprises and the Registrant on November 10, 2000. Mr. Austin as a result of this transaction now beneficially owns 30.70 percent of the Registrant. As control was obtained through the issuance of Common Stock and was not acquired from individuals or entities holding previously issued and outstanding Common Stock, the identity of the person or entity from which control was acquired would be the Registrant. As part of the transaction, Mr. Austin will be recommended as a nominee to the Board of Directors by the present Board of Directors in the next election of Directors. To assist the public in understanding the change in ownership of the Registrant the following table discloses the ownership of the Registrant as a result of this transaction.










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  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERSAND MANAGEMENT

     The following table sets forth, as of November 10, 2000 certain information as to the Company's Common Stock beneficially owned by (i) each person known to the Company to beneficially own more than 5% of the Company's Common Stock, (ii) each of the Company's directors, (iii) named executive officers and (iv) all executive officers and directors as a group:

=============================================================================
                                       Common Stock             Percentage
Name of beneficial owner            beneficially owned           of class
=============================================================================

Andrew S. Austin (1)                   6,733,904                  30.70
2707 Garnet Street, Suite 200
San Diego, CA  92109

Darryl E. Schuttloffel (2)             2,260,020                  10.30
2808 Tumble Brook
Las Vegas, NV  89134

K. Crandal McDougall (2)               1,430,000                  06.52
1420 Black Ridge Drive
El Paso, TX  79912

Ray Warren (3)(4)                      1,147,625                  05.23
2138 Abarth Street
Las Vegas, NV  89122

Thomas R. Warren (1)(3)(4)             1,182,625                  05.39
3541 Summer Estates Circle
Salt Lake City, UT  84121

Ronald L. Drake (1)(3)                 181,250                    00.83
2959 E. Flamingo Rd.
Las Vegas, NV  89121

Jay Taylor (3)                         10,000                     00.05
3792 Yorba Linda Road
Las Vegas, NV  89122

Alex Peluffo (3)                       10,000                     00.05
3784 Yorba Linda Road
Las Vegas, NV  89122

Intermountain Management               1,505,250                  06.86
Associates (2)(4)
2950 E. Flamingo Rd.
Las Vegas, NV  89121

Officers and Directors                 9,265,404                  42.24
of the Company as a Group
=============================================================================


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(1) Officer of the Company.
(2) Beneficial owner of 5% or more of the Company's Common
     Stock.
(3) Director
(4) Ray and Tom Warren are father and son. They own Intermountain Management Associates together. As equal partners in Intermountain Management Associates they each control half of the shares of Great Basin Water Company Stock held by Intermountain Management Associates. Consequently, each was assigned 752,625 shares as being their beneficial ownership of Great Basin Water Company stock in determining the total beneficial ownership of each individual.

     As of November 10, 2000 there were 21,934,973 shares of Common Stock issued and outstanding, and 7,500 shares of Preferred Stock issued and outstanding.


Item 5.  Other Events.

     On November 10, 2000 the Registrant acquired substantially all of the assets of Round III Enterprises. Those assets consisted of four Internet web sites. Additionally, the Registrant accepted Round III Enterprises' outstanding contractual obligations to clients of the web sites. Those contractual obligations are monetarily immaterial as the obligation is only to maintain the web content currently displayed until the expiration of the client's contracts. No liabilities of Round III Enterprises were acquired by the Registrant except for the assignment of operating leases and contracts for the offices, equipment, and services utilized to operate and maintain the web sites acquired. The monthly lease and contractual obligations are less than $1,500 a month. The consideration provided by the Registrant to Round III Enterprises was 10,000,000 shares of the Registrant's Common Stock. The assets acquired are intangible assets and will be valued at $100,000. The Registrant believes that $100,000 is a conservative value to account for the transaction given the following: (1) the intangible nature of these assets, (2) the cost to develop revenue producing web sites, and (3) the fact that their ongoing value will be derived through the ability of the Registrant's personnel to execute the business potential of the sites.

     Round III Enterprises is owned and controlled by Mr. Andrew
S. Austin who is also a shareholder and Officer of the Registrant. Mr. Austin became a significant shareholder through this transaction, as discussed in Item 1 hereof. The Board of Directors specifically discussed and addressed Mr. Austin's relationship with the Registrant as an Officer of the Company and his position as the controlling shareholder of Round III Enterprises in its Resolution approving the agreement to purchase the assets of Round III Enterprises. The Board's minutes and their Resolutions specifically discuss the Board's obligations pursuant to the Nevada Revised Statutes in regard to the changes in control and statutory restrictions on transactions involving interested officers. The Board acknowledged Mr. Austin's interest in the transaction and voted unanimously in favor of the Agreement to Purchase finding that they believed the transaction to be in the best interests of the Registrant and in all respects fair to the Corporation.

     The Board also provided that Sections 78.378 to 78.3793 of the Nevada Revised Statutes would not apply to this or future transactions that would result in a change in control by adopting an amendment to the Registrant's By-laws delineating that said statutes would not apply. Sections 78.378 to 78.3793 of the Nevada Revised Statues provide for restrictions to changes in control of Nevada corporations unless otherwise exempted by the Articles of Incorporation or the By-laws of the corporation.
The Registrant has provided this information under Item 5 because the assets acquired do not constitute a significant event and, therefore, financial statements are not required.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)   Financial Statements of Business Acquired.

           Not applicable.

     (b)   Pro Forma Financial Information.

           Not applicable.

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

     (c)   Exhibits.

           Exhibit 3.2   Amended By-Laws of Great Basin Water
                         Company


                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               Great Basin Water Company





Date: November 13, 2000        By: /s/ RAY WARREN
                               Name: Ray Warren
                               Title: Chairman of the
                                      Board of Directors










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Exhibit 3.2


Pursuant to an Amendment of the Company's By-laws adopted by the Board of Directors the By-Laws of the Company be and hereby are amended by adding an Article XI which shall read as follows:

            Article XI   Changes in Control

            The provisions of Sections 78.378 to and including
            78.3793 of the Revised Statutes of Nevada shall not apply to the Corporation or to an acquisition of a controlling interest by any person or entity as defined in the statute.














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